UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03380

Legg Mason Value Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1.	Report to Shareholders

Legg Mason

Value Trust, Inc.

Investment Commentary and Annual Report to Shareholders March 31, 2009

ii	Investment Commentary

Legg Mason Value Trust, Inc.

Total returns for the Fund for various periods ended March 31, 2009 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	N/A	N/A	N/A	N/A	–4.16%
Class C*	–11.68%	–50.55%	–14.08%	–7.00%	+10.47%
Class R	–11.59%	–50.37%	N/A	N/A	–35.50%
Financial Intermediary Class	–11.53%	–50.23%	–13.52%	N/A	–7.18%
Institutional Class	–11.50%	–50.09%	–13.23%	–6.07%	+7.06%
S&P 500 IndexA	–11.01%	–38.09%	–4.77%	–3.00%	+10.32%
Lipper Large-Cap Core Funds Category AverageB	–9.81%	–37.32%	–4.94%	–2.94%	+9.28%

With Sales Charges
Class A	N/A	N/A	N/A	N/A	–9.67%
Class C*	–12.51%	–50.98%	–14.08%	–7.00%	+10.47%
Class R	–11.59%	–50.37%	N/A	N/A	–35.50%
Financial Intermediary Class	–11.53%	–50.23%	–13.52%	N/A	–7.18%
Institutional Class	–11.50%	–50.09%	–13.23%	–6.07%	+7.06%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 0.95%, which applies if shares are redeemed within one year of purchase.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	iii

The inception dates of the A, C, R, Financial Intermediary and Institutional Classes are February 2, 2009, April 16, 1982, December 28, 2006, March 23, 2001 and December 1, 1994, respectively. The Index return is for the period beginning April 30, 1982. The Lipper return is for the period beginning April 30, 1982. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C, R, Financial Intermediary and Institutional Classes were 1.03%, 1.73%, 1.38%, 1.09% and 0.74%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees, and other expenses.

*Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 0.95% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The rally that began following the March 6, 2009 bottom of 666 on the S&P 500 Index has had a different character from those embedded in the bear market that began with the credit disruptions of August 2007. Whether it is the beginning of a new bull market, which it will be if the economy begins a sustainable period of growth later this year, or if it is just a solid rally in an ongoing bear market, which appears to be the overwhelming consensus, is of course unknown at this point.

If it is a bear market rally, it is one we have not seen since the late 1930s. Its behavior is much more like the rally that ended the 1973-74 bear market, or the one that began off the bottom in 1982, or even that which erupted in March 2003 from the last debt deflation scare. It has been longer and broader off the bottom, with fewer chances to get in, than the bear market rallies that characterized the post-war period. We have had six straight weeks of gains (seven for the NASDAQ Composite IndexC (“NASDAQ”)), whereas the most we could muster in 2008 was three weeks of gains.

This move has been led by the classic early cyclicals: Financials, Housing and Consumer Discretionary names such as retailers and restaurants, an encouraging sign that it may be signaling the end of the long period of economic decline that began in December 2007. Another hopeful note is the strength of stocks in emerging markets, which are highly sensitive to incremental economic growth. China is up over thirty percent since the beginning of the calendar year, Korea over twenty percent, India seventeen percent, and most other Asian markets are higher by double digits on the year. In the Americas, Brazil and Venezuela are up over twenty percent, Chile and Argentina are up double digits and Canada is up six percent, as is the NASDAQ in the U.S.

The global breadth of the rally is a good sign. The S&P 500 Index is still down four percent from January 1, 2009 to the date of this letter, and the Dow Jones Industrial Average (“DJIA”)D is down almost eight percent, but I think it will be hard for them to remain down if most other global markets are able to hold their gains. This global bear

The Investment Commentary is not a part of the Annual Report to Shareholders.

iv	Investment Commentary

market and financial crisis have shown how interconnected and correlated the world’s economies and asset values are: just as decoupling was wrong on the downside, it almost certainly will prove to be wrong on the upside.

One difference between this rally and the others has been the presence of (to use the metaphor du jour) “green shoots” in the economic numbers — data points that provide some hope things are getting better, or at least that the decline is slowing. The economic numbers are not as uniformly awful relative to expectations as they were only a month or so ago, and the first quarter earnings season has provided some positive surprises, most notably in banks and other financials, which have had a powerful rally off the bottom, although most remain very depressed relative to where they started the year and, extraordinarily so, relative to their history.

The financials remain the source of greatest controversy and, in my opinion, greatest opportunity in the market. We are in a global financial crisis, one that began in the U.S. with housing, but has since spread to the global financial system, which is operating far below what is necessary to have a smoothly functioning global economy. Credit spreads remain extremely wide by historic standards, and banks are reluctant to lend to all but their best customers. The shadow banking system (e.g., investment banks such as Lehman Brothers and Bear Stearns, structured investment vehicles (“SIVs”), the securitization markets) is, well, a shadow of what it once was and, as a result, that source of credit is almost gone, with banks not in a position to replace it anytime soon.

Federal Reserve Board (“Fed”)E Chairman Bernanke has said repeatedly and correctly that we need the financial system and markets to improve before the economy can improve. The Fed has stepped into the breach left by the collapse of the shadow banking system with a series of innovative policy initiatives such as the Term Asset-Backed Securities Loan Facility (“TALF”) and the Public-Private Partnership Investment Program (“PPIP”), both of which are just getting started. I appear to be more optimistic than most that these will work, either in their current form or through iterative redesign. The risk remains that a major policy blunder will derail the progress underway, but that risk appears to be receding as we come to the conclusion of the bank stress test results, which are expected to be announced within the week.

I believe policy with regard to banks remains the greatest risk to market confidence and stability and to economic recovery. Until the late fall of last year, most efforts to deal with the crisis served only to accelerate it, destroying confidence instead of enhancing it. Think of the preemptive seizure of the government-sponsored enterprises (“GSEs”) with the attendant wipe-out not only of common shareholders, but the completely gratuitous evisceration of preferred holders as well. By prohibiting the payment of dividends to preferred holders, the government managed to blow a further hole in the banking system’s capital (Fannie Mae and Freddie Mac preferreds counted as Tier 1 capital for banks) and, at the same time, to shut down the market for capital raising via the issuance of preferred stock, which had previously been an important

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	v

vehicle for private capital to invest in banks. The decision to let Lehman Brothers fail has been widely derided as a complete disaster, as it disabled the entire credit system, and its effects are still a large part of what I believe has to be undone for the economy to begin functioning normally again.

Policy has improved since then, as it became clear to at least some authorities that policies that wipe out private capital (in obeisance to some idea about moral hazard or some other equally inane supposition) and are punitive to investors in financial institutions are hardly likely to lead private capital to invest in those institutions, which is the stated objective of the policies: to restore confidence so that private capital can do the investing, and not have the government putting taxpayer money at risk.

There are a few who, I believe, have been voices of reason during this crisis, people who understand how the banking system works and how confidence can be restored. These include Ricardo Caballero, head of the economics department at MIT, Bill Isaac, former head of the Federal Deposit Insurance Corporation (“FDIC”), hedge fund manager Tom Brown, veteran bank analyst Dick Bove, Anatole Kaletsky of GaveKal Research, Eddie Lampert of ESL Investments (and controlling shareholder of Sears) and, as usual, Warren Buffett, who in a recent interview pointed out the intellectual vacuity of the favorite new ratio the bears are using to beat up on banks, the tangible common equity ratio. These voices of reason appear, though, to be in the distinct minority, as the other side commands the likes of Nobel Laureates Paul Krugman and Joseph Stiglitz, politicians Barney Frank and Christopher Dodd on the left, George Will and Senator Richard Shelby on the right, most sell-side bank analysts, Tom Friedman and a plethora of political and economic commentators in the U.S. and abroad, and a witches brew of hedge funds and short sellers who hope to profit on economic misery, even if they have to create more of it to do so. If they prevail in their arguments, they will find themselves in the same place Pyrrhus did after the Battle of Asculum in 279 BC.

This is not the place for anything approaching a thorough look at the issue of the financial condition of banks, or the appropriate measures to accomplish the return of confidence and stability to the system, and the resumption of credit flows at reasonable spreads to creditworthy borrowers. There are a few points, though, that are germane even if they serve only to inform our clients and shareholders how we are thinking about these issues.

Let’s start with what banks do. Banks are, broadly speaking, in the business of collecting liquid short-term assets in the form of deposits and turning them into illiquid long-term assets in the form of loans. Not only do they take our liquid assets and make them illiquid (they do retain enough liquidity to meet anticipated demands from depositors for cash), they create many more loans than they have capital to support if too many of the loans go bad. This leverage is about 10 to 1. Since the assets are 10x the capital supporting them, it doesn’t take more than third grade arithmetic to

The Investment Commentary is not a part of the Annual Report to Shareholders.

vi	Investment Commentary

conclude that if the value of the assets they hold falls more than ten percent on average, they are “insolvent” (the quotation marks are there because the whole argument of those who support some kind of nationalization turns on confusing the different predicate logics of the single term “insolvent”). Last year, the S&P 500 Index fell 38%, which is a reasonable proxy for how much asset values declined on a mark-to-market basis. Ergo, the system is insolvent and either needs to be nationalized or it needs, say, a trillion of new capital (which was an estimate from a bank analyst last week).

When I was in grad school well over thirty years ago, I had a professor who would occasionally mark “ISSW?” next to what I had thought was a particularly clever argument. It stood for, “If so, so what?” and might also be appropriately appended to the argument about insolvency. Sometimes those who make that argument say the banking system is “technically insolvent”, which begins to shed some light on the “so what” part. The notion of insolvency, as typically understood, means you don’t have the wherewithal to meet your obligations as they come due. But that is certainly not the case with the banking system as a whole, or with any major bank. Banks, in fact, are flush with cash, have deposits flowing in, and have $800 billion of EXCESS reserves on deposit at the Federal Reserve. Most of the big banks that have reported are profitable (Wells Fargo had record profits), and most improved their capital ratios. Not surprisingly, the same analysts who expected the banks to report losses in the first quarter, dismiss the earnings as due to non-recurring items, unusual market conditions (very wide spreads), and accounting gains. Of course, when those same conditions led to large losses being reported last year, those losses were considered all too real.

Remarkably, those who so worried about the financial condition of banks have decided that accounting conventions should trump economic reality. Accounting conventions seek to present the financial condition of businesses; they are not themselves that condition. The underlying financial condition of banks depends on confidence and cash flows. The cash flows are robust, the system has record liquidity; it is clear thinking about the accounting that is wanting.

Consider the issue of mark-to-market accounting, which has been the subject of so much controversy. Supporters say it serves the goal of transparency and helps illuminate the true financial condition of the enterprise. Opponents say it does no such thing, just the opposite in fact, confusing market prices with underlying values, and injecting needless volatility and confusion into bank financial statements.

The irony is we have been here before: the same arguments were made in the 1930s when, for most of the decade, banks marked assets to market. As asset values fell, depositors fled, banks collapsed, and the depression wore on. In July 1938, the Fed announced that mark-to-market accounting was being suspended, and that bank assets should be valued on long-term safety and soundness, and not daily price fluctuations. That was also the time the uptick rule was instituted to slow down short selling. Coincidence or not, those two policy measures coincided with the end of the vicious

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	vii

bear market of 1937 and 1938. It is eerie how the relaxation of mark-to-market accounting rules a few weeks ago and the announcement that some form of uptick rule would be reinstituted also coincided with the bottom of this bear market. Policies and rules matter.

A couple of other points on mark-to-market: I believe showing market values, or estimated market values, for assets is a good thing. But requiring bank capital ratios to be adjusted accordingly is not. Leaving aside the current controversy, consider that whenever we have another asset bubble and irrational exuberance returns, banks will have to mark up their assets, no matter how absurdly overpriced they are. It is also telling that the bears appear to want only those assets that can be marked down marked to market. None are calling for buildings built years or decades ago whose value is far in excess of carrying value (as was the Bear Stearns headquarters building) to be marked up. And I don’t believe that anyone has ever been heard to call for the deposit bases of major banks to be marked to market, which would generate billions of excess capital for those banks if the deposit franchises were carried at market. (Leave aside that deposits are on the balance sheets as liabilities, in my opinion, this is just another reason accounting conventions cannot be blindly taken to represent economic reality.)

Lastly, we consider the stress test, whose results will soon be available. This ill-conceived plan was designed, so its proponents say, to instill confidence in the system. It has only instilled confusion so far, and rightly so. First, banks do stress tests all the time and do so in conjunction with their regulators, as Dick Kovacevich at Wells Fargo has pointed out. So this is, at best, otiose. Second, it is clear that all of the nineteen biggest banks are well-capitalized according to regulatory requirements, as Sheila Bair, head of the FDIC, has also pointed out. Indeed, most have capital ratios far in excess of regulatory requirements (even the benighted Citibank). However, the way the tests have been organized is such that they are supposed to demonstrate potential capital shortages under economic scenarios far worse than currently anticipated. Since the current situation is the most dire since the Depression, that is dire indeed. The major design flaw is that the government has indicated that banks that are currently well-capitalized will be required to raise even more capital just in case things get a lot worse, to provide an additional cushion, as the saying goes.

This preemptive capital raise is exactly backwards. It ought to be the case that if things get a lot worse, and banks’ capital ratios fall enough, then they will have to raise additional capital. If they cannot do so privately, then the government will need to put more capital in, diluting, perhaps substantially, existing holders. But preemptive dilution is the first cousin of preemptive seizure, which was so disastrous with the GSEs.

There is another, broader point: here again policy is backward. Capital should be raised in good times and drawn down in bad times. To require capital to be raised preemptively creates perverse incentives that work against policy goals. The easiest way

The Investment Commentary is not a part of the Annual Report to Shareholders.

viii	Investment Commentary

to raise capital is not to lend, and to force borrowers to repay when loans come due. Assets decline and capital ratios improve, and we are all a lot worse off as the economy sinks because credit is not available. Keynes made this point in the 1930s: actions that seem individually rational can be collectively irrational.

It has been reported that the stress tests will also look to see if the banks have the “right” kind of capital, which is taken to mean tangible common equity. This new requirement is conceptually incoherent, despite its now being adopted as the gold standard of capital by sell-side analysts and hedge funds with short positions. They appear to have persuaded regulators it is important. It is idiotic. The argument is being made that tangible equity is the first line of defense against losses. Other equity, like the preferred equity the government got for the Troubled Asset Relief Program (“TARP”) money is somehow not as good. But equity is equity. The cash the government exchanged for preferred stock could have been exchanged for common equity, but the government wanted taxpayers to be in senior position to the common shareholder, which seemed sensible then, and still seems so now.

Now, it is being argued that preferred equity should be converted to common, as this will be somehow “better.” No one seems to have noticed that no new capital is being created by moving from preferred to common, the equity has just been rearranged (dividends saved do create capital, but only later). It is impossible to understand what economic or political benefit the government gains by moving from a senior to a subordinate position in the capital structure, foregoing substantial dividends in the process. No new equity is created; accounting typology trumps economic reality. It does, though, dilute common shareholders and drive down the stock price, which of course is the objective of many of those who advocate it.

Warren Buffett noted recently he never looks at tangible common equity in assessing banks’ financial strength (and neither should regulators). As he noted, Coca Cola has very little tangible common equity, yet is highly profitable and financially strong. You don’t make money on tangible common equity, he said, you make it on the difference between your cost of funds and the return on your assets net of credit losses. Losses can be absorbed at banks through loan loss reserves, and through all forms of capital, not just tangible common equity. That is why regulators settled on Tier 1 capital, core capital, and leverage as the way to assess banks and not tangible common equity. Sound policy would do the same. Changing the rules in ways that make banks seem weaker than they are, or requiring them to raise capital when they do not need to do so, in my opinion, is bad policy and is destructive of confidence.

This has gone on a lot longer than intended and still isn’t very good, so I’ll stop here. The thoughts presented in this commentary are really just fragments of longer and more extended arguments, and are not meant to be complete or exhaustive. I do think they are directionally correct, however.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	ix

As to the capital markets, I expect them to be volatile, but less so than in the past six months. Credit spreads should gradually shrink, and equity prices should rise as the economy stabilizes, credit begins to flow, and volatility declines. I expect stocks in the U.S. to end the year higher than where they began, perhaps considerably higher. In the short run, after the strong advance of the past seven weeks, it would not be surprising to see sufficient weakness to again engender enough fear to lay the groundwork for further gains.

The portfolio, it should be stressed again, is not built based on macroeconomic forecasts, or expectations about the direction of equity markets in the next few months. It is constructed based on long-term considerations of value under average-expected conditions over the next several years. That means that we believe the economy and the stock market will grow over the next few years, even if they do or don’t this year, and that businesses will earn returns on capital consistent with their competitive advantages, the underlying economics of their industries, and the capability of their managements.

After three years where the market was dominated first by price momentum, and then by panic, value has once again begun to matter, as it does seventy to eighty percent of the time. Consistent with that, our portfolio has once again begun to outperform. As the U.S. and global economy stabilize, risk aversion should attenuate, and capital should begin to return to credit and equity markets. We believe that should be good for valuation-based strategies, and I am confident our results will reflect the value inherent in our portfolio.

Bill Miller, CFA

April 27, 2009

The Investment Commentary is not a part of the Annual Report to Shareholders.

x	Investment Commentary

All investments are subject to risk including possible loss of principal. Past performance is no guarantee of future results. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Because this Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect solely those of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness. Please note that an investor cannot invest directly in an index.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Growth Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

D

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

E

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

N/A	— Not applicable

The Investment Commentary is not a part of the Annual Report to Shareholders.

Annual Report to Shareholders

Legg Mason

Value Trust, Inc.

March 31, 2009

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Value Trust’s annual report for the twelve months ended March 31, 2009.

Total returns, excluding sales charges, for periods ended March 31, 2009 are:

	Three Months	Six Months	Twelve Months
Class C*	–11.68%	–37.26%	–50.55%
Class R	–11.59%	–37.16%	–50.37%
Financial Intermediary Class	–11.53%	–37.08%	–50.23%
Institutional Class	–11.50%	–37.00%	–50.09%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A shares is not shown because this share class commenced operations on February 2, 2009.

*Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 0.95% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

2	Annual Report to Shareholders

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund’s share classes included in this report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2009 are included in this report.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David Odenath President

May 19, 2009

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Value Trust, Inc.

Total returns, excluding sales charges, for the Fund for periods ended March 31, 2009 are presented below, along with those of comparative indices:

	Six Months	Twelve Months
Class C*	–37.26%	–50.55%
Class R	–37.16%	–50.37%
Financial Intermediary Class	–37.08%	–50.23%
Institutional Class	–37.00%	–50.09%
S&P 500 IndexA	–30.54%	–38.09%
Lipper Large-Cap Core Funds Category AverageB	–29.66%	–37.32%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A shares is not shown because this share class commenced operations on February 2, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 0.95% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The stock market experienced one of the worst twelve-month periods in history during the fiscal year ended March 31, 2009, as all of the major U.S. market indices posted declines in excess of 32%. The decline persisted with little respite throughout the year, as the widely followed Dow Jones Industrial Average (“DJIA”)C and S&P 500 Index both registered declines in all four quarters of the fiscal year. Value-based investment styles were especially hard hit during the year, as the Russell 1000 Value IndexD underperformed the S&P 500 Index by more than four percentage points and also underperformed the Russell 1000 Growth IndexE by over eight percentage points.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Value Trust, Inc.

Equity returns for the year ended March 31, 2009 are shown below:

Total ReturnsF
12 Months
S&P 500 Index	–38.09%
DJIA	–35.94%
NASDAQ Composite IndexG	–32.25%
S&P MidCap 400 IndexH	–36.09%
Russell 2000 IndexI	–37.50%
Dow Jones Wilshire 5000 IndexJ	–37.96%
S&P 100 IndexK	–36.68%
Russell 1000 Growth Index	–34.28%
Russell 1000 Value Index	–42.42%

The recession that began in the fourth calendar quarter of 2007 deepened throughout 2008 and, in September 2008, morphed into a full blown financial crisis following the nationalization of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. Credit markets froze up, credit spreads widened to multi-decade highs and financial markets worldwide went into a freefall. Financial stocks were at the epicenter of the crisis and were especially hard hit, with the S&P 500 Financial IndexL down 63.03% for the fiscal year. The breathtaking declines in the financial markets in the fall of 2008 stunned both business leaders and consumers, alike, causing a sharp drop in economic activity, as U.S. gross domestic product (“GDP”)M fell 6.3% in the last three months of 2008, its largest quarterly drop since 1982. Financial markets appeared for a time to have bottomed in late November 2008 and rallied more than +20% off their lows into the early days of the new year. Markets turned down again in 2009 as questions arose about the financial soundness of the major U.S. banks, and the equity market made a new low in early March 2009. After a few missteps and false starts, the monetary and fiscal responses by the U.S. government to the financial crisis has been without precedent in the post-WWII era. The Obama Administration, together with the U.S. Department of the Treasury, the Federal Reserve Board (“Fed”)N and the U.S. Congress, has implemented a broad range of monetary and fiscal measures designed to stabilize the financial markets, unfreeze the credit markets and get the U.S. economy growing again. Economic prospects remain highly uncertain, but some improvement in credit conditions and a rally in the financial markets in late March offer tentative hope that the worst of the recession may be behind us.

For the twelve months ended March 31, 2009, Class C shares of Legg Mason Value Trust, excluding sales charges, returned –50.55%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned –38.09% for the same period. The Lipper Large-Cap Core Funds Category Average returned –37.32% over the same time frame.

Annual Report to Shareholders	5

The Fund suffered from its exposure to Financials over the last twelve months, though opportune purchases in the space also helped performance in certain cases. Among the biggest detractors from performance were large financial companies at the epicenter of the government interventions, such as Citigroup Inc., Bank of America Corp., and American International Group Inc., as well as global power producer The AES Corp. and imaging company Eastman Kodak Co. General Electric Co., which behaved like a Financials stock as investors focused on challenges at its GE Capital subsidiary, also detracted from performance. Top performers included MetLife Inc. and CME Group Inc., which were both added to the portfolio in the heat of the crisis at substantial discounts to our estimates of intrinsic value.

Bill Miller

April 28, 2009

Portfolio holdings and breakdowns are as of March 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: The AES Corp. (6.3%), Aetna Inc. (5.8%), UnitedHealth Group Inc. (5.1%), eBay Inc. (4.3%), Yahoo! Inc. (4.2%), CA Inc. (4.2%), Sears Holdings Corp. (4.0%), Amazon.com Inc. (4.0%), Cisco System Inc. (4.0%) and International Business Machines Corp. (3.9%). Please refer to pages 17 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2009 were: Information Technology (34.4%), Financials (19.2%), Health Care (15.9%), Consumer Discretionary (15.2%) and Utilities (6.5%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

6	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Value Trust, Inc.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 937 funds for the six-month period and among the 888 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

C

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

D

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. Please note an investor cannot invest directly in an index.

E	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

F	Source: Bloomberg

G	The NASAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

H	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

I

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

J	The Dow Jones Wilshire 5000 Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data.

K	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

L	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month end.

M	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

N

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Annual Report to Shareholders	7

Expense Example

Legg Mason Value Trust, Inc.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Class CA, Class R, Financial Intermediary Class and Institutional Class shares, these examples are based on an investment of $1,000 invested on October 1, 2008 and held through March 31, 2009; For Class A shares, the example is based on an investment of $1,000 invested on February 2, 2009 (commencement of operations) and held through March 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009 for each class, even though the Class A shares did not begin operations until February 2, 2009. The ending values assume dividends were reinvested at the time they were paid.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

8	Annual Report to Shareholders

Expense Example — Continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each class of the table is useful in comparing on going costs only and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, your cost would have been higher.

	Beginning Account Value (See footnotes below)		Ending Account Value 3/31/09	Expenses Paid During the Period (See footnotes below)
Class A:
Actual	$1,000.00	B	$958.40	$1.61	C
Hypothetical (5% return before expenses)	1,000.00	D	1,019.70	5.29	E
Class CA:
Actual	$1,000.00	D	$627.40	$7.06	E
Hypothetical (5% return before expenses)	1,000.00	D	1,016.26	8.75	E
Class R:
Actual	$1,000.00	D	$628.40	$5.64	E
Hypothetical (5% return before expenses)	1,000.00	D	1,018.00	6.99	E
Financial Intermediary Class
Actual	$1,000.00	D	$629.20	$4.39	E
Hypothetical (5% return before expenses)	1,000.00	D	1,019.55	5.44	E
Institutional Class
Actual	$1,000.00	D	$630.00	$3.21	E
Hypothetical (5% return before expenses)	1,000.00	D	1,020.99	3.98	E

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Beginning account value is as of February 2, 2009 (commencement of operations).

C

This calculation is based on expenses incurred from February 2, 2009 (commencement of operations) to March 31, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.05% for Class A shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (57) and divided by 365.

D	Beginning account value is as of October 1, 2008.

E

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.05%, 1.74%, 1.39%, 1.08%, and 0.79% for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

Annual Report to Shareholders	9

Performance Information

Fund Performance

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC	Class R	Financial Intermediary Class	Institutional Class
Twelve Months Ended 3/31/09	N/A		–50.55%	–50.37%	–50.23%	–50.09%
Five Years Ended 3/31/09	N/A		–14.08%	N/A	–13.52%	–13.23%
Ten Years Ended 3/31/09	N/A		–7.00%	N/A	N/A	–6.07%
Inception* through 3/31/09	–4.16%	†	10.47%	–35.50%	–7.18%	7.06%

	With Sales ChargesD
	Class A		Class CC	Class R	Financial Intermediary Class	Institutional Class
Twelve Months Ended 3/31/09	N/A		–50.98%	–50.37%	–50.23%	–50.09%
Five Years Ended 3/31/09	N/A		–14.08%	N/A	–13.52%	–13.23%
Ten Years Ended 3/31/09	N/A		–7.00%	N/A	N/A	–6.07%
Inception* through 3/31/09	–9.67%	†	10.47%	–35.50%	–7.18%	7.06%

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/2/09 through 3/31/09)	–4.16%
Class CC (3/31/99 through 3/31/09)	–51.59%
Class R (Inception date of 12/28/06 through 3/31/09)	–62.79%
Financial Intermediary Class (Inception date of 3/23/01 through 3/31/09)	–44.98%
Institutional Class (3/31/99 through 3/31/09)	–46.55%

†	Not Annualized.

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable Contingent Deferred Sales Charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 0.95% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, Financial Intermediary Class and Institutional Class shares are February 2, 2009, April 16, 1982, December 28, 2006, March 23, 2001 and December 1, 1994, respectively.

10	Annual Report to Shareholders

Performance Information — Continued

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class CA shares and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class shares for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market Index do not take into account any transaction costs associated with buying and selling portfolio securities in the Index or other administrative expenses. Due to the limited operating history of Class A, a performance graph is not presented.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the Index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Annual Report to Shareholders	11

Growth of a $10,000 Investment — Class CA Shares

Hypothetical illustration of $10,000 invested in Class C shares on March 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

12	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	13

Growth of a $1,000,000 Investment — Financial Intermediary Class Shares

Hypothetical illustration of $1,000,000 invested in Financial Intermediary Class shares on March 23, 2001 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on March 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	15

Portfolio Composition (as of March 31, 2009)A

(As a percentage of the portfolio)

Top 10 Holdings (as of March 31, 2009)

Security	% of Net Assets
The AES Corp.	6.3%
Aetna Inc.	5.8%
UnitedHealth Group Inc.	5.1%
eBay Inc.	4.3%
Yahoo! Inc.	4.2%
CA Inc.	4.2%
Sears Holdings Corp.	4.0%
Amazon.com Inc.	4.0%
Cisco Systems Inc.	4.0%
International Business Machines Corp.	3.9%

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

16	Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceB

Strongest performers for the year ended March 31, 2009C
1.	Amgen Inc.	+18.5%
2.	Amazon.com Inc.	+3.4%
3.	International Business Machines Corp.	–13.7%
4.	Google Inc.	–20.4%
5.	CA Inc.	–20.9%
6.	Hewlett-Packard Co.	–29.0%
7.	Cisco Systems Inc.	–29.9%
8.	J.P. Morgan Chase and Co.	–33.9%
9.	Time Warner Inc.	–36.3%
10.	UnitedHealth Group Inc.	–38.7%

Weakest performers for the year ended March 31, 2009C
1.	Eastman Kodak Co.	–77.2%
2.	Capital One Financial Corp.	–72.8%
3.	The AES Corp.	–65.1%
4.	Electronic Arts Inc. (EA)	–63.4%
5.	eBay Inc.	–57.8%
6.	Yahoo! Inc.	–55.5%
7.	Sears Holdings Corp.	–55.1%
8.	J.C. Penney Co. Inc.	–44.9%
9.	Aetna Inc.	–41.9%
10.	Nucor Corp.	–40.4%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
Aflac Inc.	Agilent Technologies Inc.
Medtronic Inc.	Bank of America Corporation
MetLife Inc.	Citigroup Inc.
Time Warner Cable Inc.*	General Electric Co.
Wells Fargo & Co.	Merrill Lynch and Co. Inc.*

*	Results of a corporate action.

B	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

C	Securities held for the entire year.

Annual Report to Shareholders	17

Portfolio of Investments

Legg Mason Value Trust, Inc.

March 31, 2009

	Shares/Par	Value

Common Stocks and Equity Interests — 97.7%

Consumer Discretionary — 15.2%
Internet and Catalog Retail — 4.0%
Amazon.com Inc.	1,900,000	$139,536,000	A

Leisure Equipment and Products — 2.0%
Eastman Kodak Co.	18,300,900	69,543,420	B

Media — 3.4%
Time Warner Cable Inc.	1,163,013	28,842,731
Time Warner Inc.	4,633,335	89,423,359

		118,266,090

Multiline Retail — 5.8%
J.C. Penney Co. Inc.	3,052,488	61,263,434
Sears Holdings Corp.	3,070,258	140,341,493	A

		201,604,927

Consumer Staples — 1.1%
Beverages — 0.3%
PepsiCo Inc.	200,000	10,296,000

Personal Products — 0.8%
Avon Products Inc.	1,466,400	28,198,872

Energy — 1.5%
Oil, Gas and Consumable Fuels — 1.5%
Chesapeake Energy Corp.	1,088,800	18,574,928
ConocoPhillips	888,800	34,805,408

		53,380,336

Financials — 19.2%
Capital Markets — 5.7%
State Street Corp.	3,532,800	108,739,584
The Goldman Sachs Group Inc.	843,300	89,406,666

		198,146,250

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Financials — Continued
Commercial Banks — 1.6%
Wells Fargo & Co.	3,765,600	$53,622,144

Consumer Finance — 2.1%
American Express Co.	1,668,600	22,743,018
Capital One Financial Corp.	4,067,445	49,785,527

		72,528,545

Diversified Financial Services — 5.0%
CME Group Inc.	150,000	36,958,500
J.P. Morgan Chase and Co.	2,742,086	72,884,646
NYSE Euronext	3,617,100	64,746,090

		174,589,236

Insurance — 4.8%
Aflac Inc.	4,400,000	85,184,000
MetLife Inc.	800,000	18,216,000
Prudential Financial Inc.	1,400,000	26,628,000
The Allstate Corp.	1,973,100	37,784,865

		167,812,865

Health Care — 15.9%
Biotechnology — 3.6%
Amgen Inc.	2,512,295	124,408,848	A

Health Care Equipment and Supplies — 0.7%
Medtronic Inc.	900,000	26,523,000

Health Care Providers and Services — 11.0%
Aetna Inc.	8,354,911	203,274,985
UnitedHealth Group Inc.	8,543,458	178,814,576

		382,089,561

Pharmaceuticals — 0.6%
Merck and Co. Inc.	784,300	20,980,025

Annual Report to Shareholders	19

	Shares/Par	Value

Industrials — 1.8%
Aerospace and Defense — 0.6%
The Boeing Co.	538,800	$19,170,504

Industrial Conglomerates — 0.6%
3M Co.	441,000	21,926,520

Machinery — 0.6%
Deere and Co.	588,800	19,353,856

Information Technology — 34.4%
Communications Equipment — 3.9%
Cisco Systems Inc.	8,188,925	137,328,272	A

Computers and Peripherals — 8.3%
EMC Corp.	2,939,500	33,510,300	A
Hewlett-Packard Co.	3,706,631	118,834,590
International Business Machines Corp.	1,414,879	137,087,626

		289,432,516

Internet Software and Services — 12.1%
eBay Inc.	11,894,378	149,393,388	A
Google Inc.	356,000	123,909,360	A
Yahoo! Inc.	11,374,545	145,707,921	A

		419,010,669

Semiconductors and Semiconductor Equipment — 3.3%
Texas Instruments Inc.	7,000,500	115,578,255

Software — 6.8%
CA Inc.	8,209,392	144,567,393
Electronic Arts Inc. (EA)	3,368,267	61,268,777	A
Microsoft Corp.	1,573,100	28,897,847

		234,734,017

Materials — 1.2%
Metals and Mining — 1.2%
Nucor Corp.	1,091,750	41,672,098

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
AT&T Inc.	1,177,600	$29,675,520

Utilities — 6.5%
Electric Utilities — 0.2%
Exelon Corp.	150,000	6,808,500

Independent Power Producers and Energy Traders — 6.3%
The AES Corp.	37,841,009	219,856,262	A,B

Total Common Stocks and Equity Interests (Cost — $4,458,897,271)		3,396,073,108
Repurchase Agreements — 2.5%
Goldman Sachs & Co. 0.10%, dated 3/31/09, to be repurchased at $44,065,721 on 4/1/09 (Collateral: $40,850,000 Federal Home Loan Bank Bonds, 4.750%, due 12/16/16, value $45,137,378)	$44,065,599	44,065,599
JPMorgan Chase & Co. 0.12%, dated 3/31/09, to be repurchased at $44,065,747 on 4/1/09 (Collateral: $45,870,000 Freddie Mac Notes, Fannie Mae Notes, 0.458% to 5.000%, due 10/8/09 to 1/30/23, value $46,001,654)	$44,065,600	44,065,600

Total Repurchase Agreements (Cost — $88,131,199)		88,131,199
Total Investments — 100.2% (Cost — $4,547,028,470)C		3,484,204,307
Liabilities in Excess of Other Assets — (0.2)%		(7,675,195)

Net Assets — 100.0%		$3,476,529,112

A	Non-income producing.

B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2009, the total value of Affiliated Companies was $289,399,682, and the cost was $884,317,904.

Annual Report to Shareholders	21

C	At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$664,367,155
Gross unrealized depreciation	(1,738,375,874)

Net unrealized depreciation	$(1,074,008,719)

See notes to financial statements.

22	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Value Trust, Inc.

March 31, 2009

Assets:
Investment securities at value
Affiliated companies (Cost – $884,317,904)		$289,399,682
Non-affiliated companies (Cost – $3,574,579,367)		3,106,673,426
Short-term securities at value (Cost – $88,131,199)		88,131,199
Dividends and interest receivable		4,732,195
Receivable for fund shares sold		4,082,302

Total assets		3,493,018,804
Liabilities:
Payable for fund shares repurchased	$6,837,655
Payable for securities purchased	4,066,484
Accrued management fee	1,844,098
Accrued distribution and service fees	1,621,764
Accrued expenses	2,119,691

Total liabilities		16,489,692

Net Assets		$3,476,529,112

Net assets consist of:
Accumulated paid-in-capital		$7,300,696,905
Undistributed net investment income		30,497,006
Accumulated net realized loss on investments		(2,791,840,636)
Net unrealized depreciation of investments		(1,062,824,163)

Net Assets		$3,476,529,112

Net Asset Value Per Share:
Class A (and redemption price) (2,870,520 shares outstanding)		$23.02
Class CA, B (87,280,795 shares outstanding)		$23.00
Class R (and redemption price) (905,102 shares outstanding)		$25.70
Financial Intermediary Class (and redemption price) (12,588,839 shares outstanding)		$25.86
Institutional Class (and redemption price) (39,590,011 shares outstanding)		$26.63
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$24.42

A	On February 1, 2009 Primary Class shares were renamed Class C shares.

B	Redemption price per share is NAV of Class C shares reduced by 0.95% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

Annual Report to Shareholders	23

Statement of Operations

Legg Mason Value Trust, Inc.

For the Year Ended March 31, 2009

Investment Income:
Dividends:
Affiliated Companies	$19,815,688
Non-affiliated companies	107,205,176
Interest	1,279,500

Total income			$128,300,364
Expenses:
Management fees	48,890,716
Distribution and service fees:
Class AA	24,704
Class CB	37,764,403
Class R	156,754
Financial Intermediary Class	1,674,683
Audit and legal fees	409,674
Custodian fees	627,069
Directors’ fees and expenses	110,796
Registration fees	144,006
Reports to shareholders:
Class AA	10,000
Class CB	963,782
Class R	223
Financial Intermediary Class	90,340
Institutional Class	484,660
Transfer agent and shareholder servicing expense:
Class AA	1,953
Class CB	2,243,296
Class R	55,131
Financial Intermediary Class	733,401
Institutional Class	1,032,820
Other expenses	515,577

	95,933,988
Less: Fees waived and/or expenses reimbursed	(160,324)
Compensating balance credits	(13,950)

Net expenses			95,759,714

Net Investment Income			32,540,650
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(2,731,845,835	)C
Change in unrealized appreciation/(depreciation) of:
Investments	(2,154,512,863)

Net Realized and Unrealized Loss on Investments			(4,886,358,698)
Change in Net Assets Resulting From Operations			$(4,853,818,048)

A	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

B On February 1, 2009 Primary Class shares were renamed Class C shares.

C Includes $(104,387,141) of net realized loss on the sale of shares of Affiliated Companies.

See notes to financial statements.

24	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Value Trust, Inc.

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Change in Net Assets:
Net investment income (loss)	$32,540,650	$(39,799,999)
Net realized gain/(loss)	(2,731,845,835)	1,909,833,086
Change in unrealized appreciation/(depreciation)	(2,154,512,863)	(5,784,748,210)
Change in net assets resulting from operations	(4,853,818,048)	(3,914,715,123)
Distributions to shareholders from:
Net realized gain on investments:
Class CA	(367,679,524)	(833,870,693)
Class R	(2,370,611)	(2,135,149)
Financial Intermediary Class	(60,972,373)	(133,245,269)
Institutional Class	(236,040,977)	(491,759,507)
Change in net assets from fund share transactions:
Class AB	71,002,771	—
Class CA	(1,535,167,415)	(1,605,619,171)
Class R	15,302,138	46,139,796
Financial Intermediary Class	(254,151,898)	(669,581,914)
Institutional Class	(1,493,843,513)	(324,145,587)
Change in net assets	(8,717,739,450)	(7,928,932,617)
Net Assets:
Beginning of year	12,194,268,562	20,123,201,179
End of year	$3,476,529,112	$12,194,268,562
Undistributed net investment income and accumulated net investment loss, respectively	$30,497,006	$(2,017,910)

A	On February 1, 2009 Primary Class shares were renamed Class C shares.

B	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

Annual Report to Shareholders	25

Financial Highlights

Legg Mason Value Trust, Inc.

For a share of each class of capital stock outstanding:

Class A :

	Period Ended March 31,
	2009A
Net asset value, beginning of period	$24.02
Investment operations:
Net investment income	.03	B
Net realized and unrealized loss	(1.03)
Total from investment operations	(1.00)
Net asset value, end of period	$23.02
Total returnC	(4.16)%
Ratios to Average Net Assets:D
Total expenses	1.06	%E
Expenses net of waivers and/or expense reimbursements, if any	1.05	%E
Expenses net of all reductions	1.05	%E
Net investment income	.89%
Supplemental Data:
Portfolio turnover rate	21.5%
Net assets, end of period (in thousands)	$66,066

A	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charge, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

26	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Value Trust, Inc. — Continued

For a share of each class of capital stock outstanding:

Class CA:

	Years Ended March 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$49.79		$71.57		$69.14		$61.35	$57.55
Investment operations:
Net investment income/(loss)	.01	B	(.44	)B	(.57	)B	(.55)	(.46)
Net realized and unrealized gain/(loss)	(23.64)		(15.31)		3.00		8.34	4.26
Total from investment operations	(23.63)		(15.75)		2.43		7.79	3.80
Distributions from:
Net realized gain on investments	(3.16)		(6.03)		—		—	—
Total distributions	(3.16)		(6.03)		—		—	—
Net asset value, end of year	$23.00		$49.79		$71.57		$69.14	$61.35
Total returnC	(50.55)%		(23.86)%		3.51%		12.70%	6.60%
Ratios to Average Net Assets:
Total expensesD	1.72%		1.68%		1.70%		1.68%	1.68%
Expenses net of waivers and/or expense reimbursements, if anyD	1.72%		1.68%		1.69%		1.68%	1.68%
Expenses net of all reductionsD	1.72%		1.68%		1.69%		1.68%	1.68%
Net investment income (loss)	.03%		(.64)%		(.84)%		(.83)%	(.77)%
Supplemental Data:
Portfolio turnover rate	21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of year (in thousands)	$2,007,158		$6,523,527		$11,111,284		$12,117,518	$11,208,979

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures exclusive of sales charge may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

Annual Report to Shareholders	27

For a share of each class of capital stock outstanding:

Class R:

	Years Ended March 31,
	2009	2008	2007A
Net asset value, beginning of year	$55.07	$78.21	$79.73
Investment operations:
Net investment income/(loss)B	.15	(.10)	(.08)
Net realized and unrealized loss	(26.36)	(17.01)	(1.44)
Total from investment operations	(26.21)	(17.11)	(1.52)
Distributions from:
Net realized gain on investments	(3.16)	(6.03)	—
Total distributions	(3.16)	(6.03)	—
Net asset value, end of year	$25.70	$55.07	$78.21
Total returnC	(50.37)%	(23.57)%	(1.92)%
Ratios to Average Net Assets:
Total expensesD	1.36%	1.32%	6.25	%E
Expenses net of waivers and/or expense reimbursements, if anyD	1.36%	1.32%	1.19	%E
Expenses net of all reductionsD	1.36%	1.32%	1.19	%E
Net investment income (loss)	.38%	(.14)%	(.45	)%E
Supplemental Data:
Portfolio turnover rate	21.5%	20.3%	11.1%
Net assets, end of year (in thousands)	$23,260	$32,862	$608

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

28	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Value Trust, Inc. — Continued

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	Years Ended March 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$55.24		$78.23		$75.07		$66.18	$61.67
Investment operations:
Net investment income/(loss)	.28	A	—	A	(.12	)A	(.10)	(.07)
Net realized and unrealized gain/(loss)	(26.50)		(16.96)		3.28		8.99	4.58
Total from investment operations	(26.22)		(16.96)		3.16		8.89	4.51
Distributions from:
Net realized gain on investments	(3.16)		(6.03)		—		—	—
Total distributions	(3.16)		(6.03)		—		—	—
Net asset value, end of year	$25.86		$55.24		$78.23		$75.07	$66.18
Total returnB	(50.23)%		(23.36)%		4.21%		13.43%	7.31%
Ratios to Average Net Assets:
Total expensesC	1.06%		1.03%		1.03%		1.02%	1.03%
Expenses net of waivers and/or expense reimbursements, if anyC	1.06%		1.03%		1.03%		1.02%	1.03%
Expenses net of all reductionsC	1.06%		1.03%		1.03%		1.02%	1.03%
Net investment income (loss)	.69%		—%		(.17)%		(.18)%	(.14)%
Supplemental Data:
Portfolio turnover rate	21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of year (in thousands)	$325,572		$1,073,237		$2,210,274		$2,047,848	$944,489

A	Computed using average daily shares outstanding.

B

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

C

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

Annual Report to Shareholders	29

For a share of each class of capital stock outstanding:

Institutional Class:

	Years Ended March 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$56.63		$79.78		$76.30		$67.04	$62.26
Investment operations:
Net investment income	.43	A	.28	A	.12	A	.10	.12
Net realized and unrealized gain/(loss)	(27.27)		(17.40)		3.36		9.16	4.66
Total from investment operations	(26.84)		(17.12)		3.48		9.26	4.78
Distributions from:
Net realized gain on investments	(3.16)		(6.03)		—		—	—
Total distributions	(3.16)		(6.03)		—		—	—
Net asset value, end of year	$26.63		$56.63		$79.78		$76.30	$67.04
Total returnB	(50.09)%		(23.10)%		4.56%		13.81%	7.68%
Ratios to Average Net Assets:
Total expensesC	.74%		.69%		.70%		.69%	.69%
Expenses net of waivers and/or expense reimbursements, if anyC	.74%		.69%		.70%		.69%	.69%
Expenses net of all reductionsC	.74%		.69%		.70%		.69%	.69%
Net investment income	.99%		.36%		.16%		.16%	.21%
Supplemental Data:
Portfolio turnover rate	21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of year (in thousands)	$1,054,473		$4,564,643		$6,801,035		$6,213,811	$4,353,817

A	Computed using average daily shares outstanding.

B

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

C

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

30	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Value Trust, Inc.

1.  Significant Accounting Policies:

Legg Mason Value Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund offers five classes of shares: Class A, Class C (formerly known as Primary Class) Class R, Financial Intermediary Class and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A, Class C, Class R and Financial Intermediary Class shares and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been

Annual Report to Shareholders	31

significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in securities	$3,484,204,307	$3,396,073,108	$88,131,199	—

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$1,559,697,391	$5,123,506,912

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the Fund’s behalf, or a third party custodian takes possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

32	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended March 31, 2009, the Fund did not receive any commission rebates.

Redemption In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the year ended March 31, 2009, the Fund realized $55,637,135 of net gain on $225,589,997 redemption in-kind transactions, which will not be recognized for tax purposes.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional

Annual Report to Shareholders	33

or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
A	—	$(42,931,216)	$42,931,216
B	$(25,734)	25,734	—

A	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities. (See Note 1).

B	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

34	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31 were as follows:

Distributions Paid From:	2009	2008
Ordinary income	$11,125,813	—
Net long-term capital gains	655,937,672	$1,461,010,618

Total Distributions Paid	$667,063,485	$1,461,010,618

As of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$31,096,847
Capital loss carryforward*	(1,447,304,639)
Other book/tax temporary differencesA	(1,333,951,282)
Unrealized appreciation/(depreciation)B	(1,074,008,719)

Total accumulated earnings/(losses) — net	$(3,824,167,793)

*	As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(1,447,304,639)

$(1,447,304,639)

This	amount will be available to offset any future taxable capital gains.

A

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

B	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of March 31, 2009, the aggregate cost of investments for federal income tax purposes was $4,558,213,026.

3.  Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the

Annual Report to Shareholders	35

Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Management and Advisory Fees	Net Asset Breakpoint
0.70%	on the first $1 billion
0.68%	on the next $1 billion
0.65%	on the next $3 billion
0.62%	on the next $5 billion
0.59%	exceeding $10 billion

The Fund’s agreement with LMCM provides that expense waivers and/or expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the year ended March 31, 2009, LMCM waived and/or reimbursed the Fund $160,324 for these expenses.

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as sub-administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Fund’s distributor. LMIS receives an annual distribution fee and/or service fee, based on the Fund’s Class A, Class C, Class R and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	—	0.25%
Class C	0.70%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	—	0.25%

There is a maximum initial sales charge of 5.75% for Class A shares. In addition, on February 1, 2009, Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 0.95% for shares bought by investors on or after that date, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemption made within 12 months following purchase of $1,000,000 or more without an initial sales charge.

36	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

For the year ended March 31, 2009, LMIS and its affiliates received sales charges of approximately $400 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2009, CDSCs paid to LMIS and its affiliates were approximately $2,000 on Class C shares.

LMCM, LMFA and LMIS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be invested. Deferred fees remain invested in certain funds until distributed in accordance with the Plan.

4.  Transactions With Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended March 31, 2009:

	Affiliate Value at 3/31/08	Purchased		Sold		Dividend Income	Affiliate Value at 3/31/09	Realized Gain/ (Loss)
		Cost	Shares	Cost	Shares
Eastman Kodak Company	$371,070,000	—	—	$134,070,457	2,699,100	$9,950,975	$69,543,420	$(97,986,696)
Qwest Communications International Inc.A	426,921,977	—	—	356,660,711	94,243,262	9,864,713	—	2,893,015
The AES Corp.	784,506,870	—	—	115,866,278	9,219,991	—	219,856,262	(9,293,460)

	$1,582,498,847	—		$606,597,446		$19,815,688	$289,399,682	$(104,387,141)

A	This security is no longer an affiliated company.

5.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2009.

Annual Report to Shareholders	37

6.  Fund Share Transactions:

At March 31, 2009, there were 100,000,000, 450,000,000, 500,000,000, 100,000,000 and 450,000,000 shares authorized at $.001 par value for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class AA
Shares sold	3,272,874	$79,970,840	—	—
Shares repurchased	(402,354)	(8,968,069)	—	—

Net Increase	2,870,520	$71,002,771	—	—

Class C B
Shares sold	7,212,602	$245,687,143	6,912,140	$468,909,734
Shares issued on reinvestment	8,152,164	365,053,521	12,192,659	792,432,544
Shares repurchased	(59,097,787)	(2,145,908,079)	(43,333,766)	(2,866,961,449)

Net Decrease	(43,733,021)	$(1,535,167,415)	(24,228,967)	$(1,605,619,171)

Class R
Shares sold	609,072	$27,347,063	947,525	$71,351,598
Shares issued on reinvestment	47,498	2,370,611	30,169	2,135,149
Shares repurchased	(348,241)	(14,415,536)	(388,699)	(27,346,951)

Net Increase	308,329	$15,302,138	588,995	$46,139,796

Financial Intermediary Class
Shares sold	4,969,423	$232,764,881	6,048,548	$429,472,169
Shares issued on reinvestment	1,205,569	60,411,066	1,824,119	131,639,570
Shares repurchased	(13,014,560)	(547,327,845)	(16,696,238)	(1,230,693,653)

Net Decrease	(6,839,568)	$(254,151,898)	(8,823,571)	$(669,581,914)

Institutional Class
Shares sold	17,126,217	$741,487,625	16,929,662	$1,256,879,885
Shares issued on reinvestment	4,476,324	230,485,926	6,482,316	475,343,068
Shares repurchased	(62,620,210)	(2,465,817,064)	(28,053,404)	(2,056,368,540)

Net Decrease	(41,017,669)	$(1,493,843,513)	(4,641,426)	$(324,145,587)

A	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

38	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Value Trust, Inc. — Continued

7. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and related disclosure.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Annual Report to Shareholders	39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Value Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc. (the “Fund”) at March 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 19, 2009

40	Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2009:

Record date:	6/18/2008
Payable date:	6/20/2008
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%
Long-term capital gain dividend	$3.109500

Please retain this information for your records.

Annual Report to Shareholders	41

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1982	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/ Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1989	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986- 1990).

42	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971- 1999).
Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, Since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc.	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999 to 2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996 to 1999); Partner, Price Waterhouse LLP (accounting and auditing) from (1984 to 1996).

Annual Report to Shareholders	43

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORS:C
Fetting, Mark R. (1954) Chairman and Director	Director since 2001 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.
Odenath, David (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (1999-2003) of Prudential; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc.

44	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Annual Report to Shareholders	45

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected annually to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

46	Annual Report to Shareholders

Board Consideration of Legg Mason Value Trust, Inc.’s Investment Advisory and Management Agreement

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (the “Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Value Trust, Inc. (“Value Trust”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Value Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Value Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Value Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Value Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to the Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of Value Trust or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Value Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar

Annual Report to Shareholders	47

strategies, all over multiple time periods. The Board considered very carefully Value Trust’s performance and discussed with the Adviser steps that the Adviser had taken, or intended to take, to improve performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Adviser. The Board also considered the level of service provided by the Adviser and its affiliates to Value Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Value Trust. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Value Trust and profitability for the Adviser and its affiliates from their overall association with Value Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Value Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Value Trust were shared with Value Trust, the Board noted that Value Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that during the Board’s discussion of the Agreement the Adviser offered, and the Board agreed, to add additional breakpoint reductions to the contractual fee schedule. The Board also compared Value Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Value Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Value Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Value Trust.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark Fetting, Chairman

David Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Batterymarch U.S. Small Capitalization Equity Portfolio

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top- notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds For A and C Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds For R, FI and I Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 888-425-6432 www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. Subsidiary

LMF-002/A (5/09) SR09-818

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Value Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $76,140

Fiscal Year Ended March 31, 2009 – $36,390

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $10,000

Fiscal Year Ended March 31, 2009 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $314,000

Fiscal Year Ended March 31, 2009 – $589,500

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Value Trust, Inc.

By:	David R. Odenath
David R. Odenath
President, Legg Mason Value Trust, Inc.
Date:	June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	David R. Odenath
David R. Odenath
President, Legg Mason Value Trust, Inc.
Date:	June 4, 2009

By:	Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer Legg Mason Value Trust, Inc.
Date:	June 4, 2009